UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2025

Tectonic Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-38910 (Commission File Number)	82-0764846 (IRS Employer Identification No.)

16200 Dallas Parkway, Suite 190

Dallas, Texas 75248

(Address of principal executive offices) (Zip Code)

(972) 720-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series B preferred stock, par value $0.01 per share	TECTP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)         Appointment of Thomas H. Henley as Director of the Company

On February 3, 2025, the Board of Directors (the “Board”) of Tectonic Financial, Inc. (the “Company”) voted to appoint Mr. Thomas H. Henley to serve as a director of the Company, effective immediately. Mr. Henley’s appointment as a director of the Company filled a vacancy on the Board, and he will serve for a term expiring at the next annual meeting of shareholders of the Company, or until his successor has been duly elected and qualified, or until his earlier death, resignation or removal from office. As of the date of this report, it has not been determined on which Board committees Mr. Henley will serve. The Company will file an amendment to this report once the Board has made such a determination about Mr. Henley’s committee service.

Mr. Henley, age 59, has been a managing director at Bernhard Capital Partners since February 2019. From March 2016 to February 2019, Mr. Henley served as Senior Managing Director at the UAW Retiree Medical Benefits Trust, a purchaser of retiree healthcare benefits, as a leader of the investment team and a member of the Investment Committee. Mr. Henley has more than 25 years of experience in private equity investing, both domestically and internationally. Mr. Henley earned a Bachelor of Science degree, majoring in Petroleum Engineering, from Stanford University and a Masters of Business Administration from the Anderson Graduate School of Management at the University of California, Los Angeles, where he received a Chevron Fellowship in Finance.

Mr. Henley will be compensated for his service on the Board in accordance with the existing non-employee director compensation that is described in detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2024. There are no arrangements or understandings between Mr. Henley and any other person pursuant to which Mr. Henley was appointed to the Board. There are no transactions between the Company and Mr. Henley that are reportable pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2025                                  TECTONIC FINANCIAL, INC.

By:          /s/ A. Haag Sherman

Name:         A. Haag Sherman

Title:           President and Chief Executive Officer